SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:  August 22, 1997
(Date of earliest event reported)

Commission File No. 333-30939

PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV (as depositor under the Sale and Servicing Agreement, dated as of August 1, 1997, relating to the Empire Funding Home Loan Owner Trust 1997-3, Home Loan Asset Backed Notes, Series 1997-3)

                 PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV
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        Delaware                                     06-1204982
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(State of Incorporation)                    (I.R.S. Employer Identification No.)

1285 Avenue of the Americas
New York, New York                                      10019
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Address of principal executive offices                (Zip Code)

                                 (212) 713-2000
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               Registrant's Telephone Number, including area code


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              (Former name, former address and former fiscal year,
                          if changed since last report)


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

ITEM 5. Other Events

      On August 22, 1997, Empire Funding Home Loan Owner Trust 1997-3 (the "Trust") issued Home Loan Asset Backed Notes, Series 1997-3, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-7, Class M-1, Class M-2 and Class B-1 (the "Offered Notes"), having an aggregate original principal balance of $219,737,268. The Offered Notes were issued pursuant to an Indenture, dated as of August 1, 1997 (the "Indenture") between Empire Funding Home Loan Owner Trust 1997-3 (the "Trust") and U.S. Bank National Association, d/b/a First Bank National Association ("U.S. Bank," in such capacity, the "Indenture Trustee"), a copy of which is filed as an exhibit hereto. Home Loan Asset Backed Notes, Series 1997-3, Class B-2 having an aggregate initial principal balance of $5,634,289 (the "Private Notes" and, together with the Offered Certificates, the "Notes"), were also issued pursuant to the Indenture. The Trust was formed by PaineWebber Mortgage Acceptance Corporation IV, a Delaware corporation (the "Registrant"), pursuant to a Trust Agreement, dated as of August 1, 1997 (the "Trust Agreement") among the Registrant, Empire Funding Corp. (the "Transferor"), Wilmington Trust Company (the "Owner Trustee") and U.S. Bank (in such capacity, the "Co-Owner Trustee"), a copy of which is filed as an exhibit hereto. The Notes are secured by the assets of the Trust, consisting principally of a pool of closed-end, fixed-rate home loans (the "Loans") which are either secured primarily by junior-lien mortgages, deeds of trust or other similar security instruments or unsecured. The Loans were transferred to the Trust by the Registrant pursuant to a Sale and Servicing Agreement, dated as of August 1, 1997 (the "Sale and Servicing Agreement") among the Trust, the Registrant, the Transferor and U.S. Bank, a copy of which is filed as an exhibit hereto.

      In addition, the Trust, the Transferor and U.S. Bank, as administrator of the Trust have entered into an Administration Agreement, dated as of August 1, 1997 (the "Administration Agreement"), a copy of which is filed as an exhibit hereto.

      Interest on the Offered Notes will be distributed on each Distribution Date (as defined in the Sale and Servicing Agreement). Monthly distributions in reduction of the principal balance of the Offered Notes will be allocated to the Offered Notes in accordance with the priorities set forth in the Sale and Servicing Agreement.


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

ITEM 7. Financial Statements and Exhibits

        (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                Description
- -----------                                -----------

         (EX-4.1) Indenture, dated as of August 1, 1997, between Empire Funding Home Loan Owner Trust 1997-3 and U.S. Bank National Association, d/b/a First Bank National Association.

         (EX-4.2) Sale and Servicing Agreement, dated as of August 1, 1997, among PaineWebber Mortgage Acceptance
                                           Corporation IV, Empire Funding Home
                                           Loan Owner Trust 1997-3, Empire
                                           Funding Corp. and U.S. Bank National
                                           Association, d/b/a First Bank
                                           National Association.

         (EX-99.1)                         Administration Agreement, dated as of
                                           August 1, 1997, among Empire Funding
                                           Home Loan Owner Trust 1997-3, Empire
                                           Funding Corp. and U.S. Bank National
                                           Association, d/b/a First Bank
                                           National Association.

         (EX-99.2)                         Trust Agreement, dated as of August
                                           1, 1997, among PaineWebber Mortgage
                                           Acceptance Corporation IV, Empire
                                           Funding Corp., Wilmington Trust
                                           Company and U.S. Bank National
                                           Association, d/b/a First Bank
                                           National Association.


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

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                PAINEWEBBER MORTGAGE
                                                ACCEPTANCE CORPORATION IV

August 22, 1997

                                                By:  /s/ Barbara J. Dawson
                                                     --------------------------
                                                     Barbara J. Dawson
                                                     Senior Vice President


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

                                INDEX TO EXHIBITS

                                                               Paper (P) or
Exhibit No.              Description                           Electronic(E)
- -----------              -----------                           -------------

(EX-4.1)        Indenture, dated as of August 1, 1997,               E
                between Empire Funding Home Loan
                Owner Trust 1997-3 and U.S. Bank
                National Association, d/b/a First Bank
                National Association.

(EX-4.2)        Sale and Servicing Agreement, dated as of            E
                August 1, 1997, among PaineWebber
                Mortgage Acceptance Corporation IV,
                Empire Funding Home Loan Owner Trust
                1997-3, Empire Funding Corp. and U.S.
                Bank National Association, d/b/a First Bank
                National Association.

(EX-99.1)       Administration Agreement, dated as of                E
                August 1, 1997, among Empire Funding
                Home Loan Owner Trust 1997-3, Empire
                Funding Corp. and U.S. Bank National
                Association, d/b/a First Bank National
                Association.

(EX-99.2)       Trust Agreement, dated as of August 1, 1997,         E
                among PaineWebber Mortgage Acceptance
                Corporation IV, Empire Funding Corp.,
                Wilmington Trust Company and U.S. Bank
                National Association, d/b/a First Bank
                National Association.